UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 24, 2014
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2014-C25
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Ladder Capital Finance LLC
Barclays Bank PLC
Starwood Mortgage Funding II LLC
Redwood Commercial Mortgage Corporation
Column Financial, Inc.

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-10	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On November 24, 2014, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial Mortgage Pass-Through Certificates, Series 2014-C25, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2014 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3, Class A-4A1, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $929,059,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” and, collectively with JPMS and Barclays Capital, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated November 4, 2014, among the Registrant and JPMS, for itself and on behalf of Barclays Capital and Credit Suisse.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 24, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $929,059,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $4,598,734.42, were approximately $1,108,755,032.76. Of the expenses paid by the Registrant, approximately $732,152.64 were paid directly to affiliates of the Registrant, $0 in the form of fees were paid to the Underwriters, $71,584.02 were paid to or for the Underwriters and $3,794,997.76 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On November 24, 2014, the Registrant sold the Class A-4A2, Class X-C, Class X-D, Class X-E, Class X-F, Class X-NR, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $255,243,811, to JPMS, Barclays Capital and Credit Suisse, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated November 4, 2014, by and among the Depositor, JPMS, Barclays Capital and Credit Suisse.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On November 24, 2014, the Registrant sold the Class BNB Certificates, having an aggregate initial principal amount of $10,000,000, to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated November 4, 2014, by and between the Depositor and JPMS.  The Class BNB Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Grapevine Mills Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2014 (the “JPMBB 2014-C23 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.  An executed version of the JPMBB 2014-C23 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Wilton Commercial Portfolio Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2014 (the “COMM 2014-LC17 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.  An executed version of the COMM 2014-LC17 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3.

The Certificates and the Class Z Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2014-C25 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 65 fixed-rate mortgage loans (the “Mortgage Loans”) and one trust subordinate companion loan (the “BNB Companion Loan”) secured by first liens on 157 commercial, multifamily and manufactured housing properties.  The Mortgage Loans (and the BNB Companion Loan, as applicable) were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of November 24, 2014 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) from Ladder Capital Finance LLC (“Ladder Capital”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 24, 2014 and as to which an executed version is attached hereto as Exhibit 99.2 (the “Ladder Mortgage Loan Purchase Agreement”) among the Registrant, Ladder Capital and Ladder Capital Finance Holdings LLLP, (iii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 24, 2014 and as to which an executed version is attached hereto as Exhibit 99.3 (the “Barclays Mortgage Loan Purchase Agreement”) between the Registrant and Barclays, (iv) from Starwood Mortgage Funding II LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 24, 2014 and as to which an executed version is attached hereto as Exhibit 99.4 (the “Starwood Mortgage Loan Purchase Agreement”) between the Registrant, Starwood and Starwood Mortgage Capital LLC, (v) from Redwood Commercial Mortgage Corporation (“Redwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 24, 2014 and as to which an executed version is attached hereto as Exhibit 99.5 (the “Redwood Mortgage Loan Purchase Agreement” and collectively with the JPMCB Mortgage Loan Purchase Agreement, the Ladder Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the Starwood Mortgage Loan Purchase Agreement and the Column Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) between the Registrant, Redwood and Redwood Trust, Inc. and  (vi) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 24, 2014 and as to which an executed version is attached hereto as Exhibit 99.6 (the “Column Mortgage Loan Purchase Agreement”) between the Registrant and Column.

Item 9.01.Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 1.1
Underwriting Agreement, dated November 4, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of November 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C23 certificates, dated as of September 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3
Pooling and Servicing Agreement governing the issuance of the COMM 2014-LC17 certificates, dated as of September 1, 2014, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 24, 2014.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 24, 2014 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2
Mortgage Loan Purchase Agreement, dated as of November 24, 2014, among Ladder Capital Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Ladder Capital Finance Holdings LLLP.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.

Exhibit 99.5
Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between Redwood Commercial Mortgage Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Redwood Trust, Inc.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between Column Financial, Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 24, 2014	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated November 4, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of November 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C23 certificates, dated as of September 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.

4.3
Pooling and Servicing Agreement governing the issuance of the COMM 2014-LC17 certificates, dated as of September 1, 2014, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 24, 2014.

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 24, 2014 (included as part of Exhibit 5).

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

99.1	Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2
Mortgage Loan Purchase Agreement, dated as of November 24, 2014, among Ladder Capital Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Ladder Capital Finance Holdings LLLP.
(E)

99.3	Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.4
Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.
(E)

99.5
Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between Redwood Commercial Mortgage Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Redwood Trust, Inc.
(E)

99.6	Mortgage Loan Purchase Agreement, dated as of November 24, 2014, between Column Financial, Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)